SUPPLEMENT TO THE PROSPECTUSES OF
                         EVERGREEN DOMESTIC GROWTH FUNDS


I.   Evergreen Small Company Growth Fund

     Effective September 25, 1998, the section entitled "INVESTMENT  STRATEGIES"
on  the  page  entitled   "Evergreen   Small  Company  Growth  Fund"  is  hereby
supplemented to reflect the following change:

     The Fund invests at least 65% of its assets in common stocks of companies with small market capitalizations (less than $2.5 billion) at the time of the Fund's investment.


II.  Evergreen Aggressive Growth Fund

     Effective April 1, 1999, the investment advisor to Aggressive Growth Fund is Evergreen Investment Management Company ("EIMC"). EIMC is entitled to receive from Aggressive Growth Fund an annual fee equal to 0.60% of its average daily net assets.

     The section entitled "THE FUNDS' PORTFOLIO MANAGERS" is hereby supplemented to reflect the following change:

     The day-to-day management of the Fund is handled by Maureen E. Cullinane. Ms. Cullinane has been a Senior Vice President and Senior Portfolio Manager of EIMC since 1995. She has worked at EIMC since 1974 and has over 20 years of investment experience. Ms. Cullinane has managed the Fund since April 1999.


III. Evergreen Micro Cap Fund

     On March 12, 1999, the Board of Trustees of the Evergreen Funds approved a proposal to reorganize Evergreen Micro Cap Fund ("Micro Cap") into Evergreen Fund ("Evergreen"). If the shareholders of Micro Cap approve the proposal, all of the assets of Micro Cap will be transferred to Evergreen and shareholders of Micro Cap will receive shares of Evergreen in exchange for their shares. Shareholders of Micro Cap as of May 5, 1999 are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 23, 1999. If approved, the reorganization is proposed to take place on July 30, 1999. Shareholders of Micro Cap will be mailed information detailing the proposal on or about June 2, 1999.


April 23, 1999